EXHIBIT 10.22
SUBSCRIPTION AGREEMENT
     SUBSCRIPTION AGREEMENT (this “Agreement”) made as of April ___, 2006 by and between NGTV, a California corporation (the “Company”) and                     , LLC, a Delaware limited liability company (the “Subscriber”).
WITNESSETH:
     WHEREAS, the Subscriber desires to purchase and the Company desires to sell in a private placement to “accredited investors” (as defined below) a $                     promissory note in the form attached hereto as Exhibit A (the “Note”) and a Warrant to purchase up to $                     of the Company’s common stock in the form attached hereto as Exhibit B (the “Warrant”) to purchase shares of common stock, no par value per share of the Company, at an aggregate offering price of $                    . The Note and Warrant being sold under this Agreement are sometimes collectively referred to as the “Securities”.
     NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1	SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY SUBSCRIBER
     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the Securities and the Company agrees to sell such Securities to the Subscriber for said purchase price. The purchase price is payable by personal or business check, wire transfer of immediately available funds or money order made payable to the Company contemporaneously with the execution and delivery of this Agreement by the Subscriber. The Securities will be delivered by the Company to the Subscriber promptly following the receipt of the purchase price.
     1.2 The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; and (iv) in the event of a disposition, the Subscriber could sustain the loss of its entire investment.
     1.3 The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and that the Subscriber is able to bear the economic risk and illiquidity of an investment in the Securities.
     1.4 The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or that the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (ii) the Subscriber recognizes the highly speculative nature of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk and illiquidity which the Subscriber assumes by investing in the Securities.
     1.5 The Subscriber (i) hereby represents that the Subscriber is familiar with the Company and its operations and has previously invested in other securities of the Company and continues to hold such securities, and that Subscriber had a pre-existing relationship with the Company prior to the Company’s filing of a registration statement on Form S-1 with the United States Securities and Exchange Commission (“SEC”), (ii) hereby represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desired to know; (iii) has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Securities; and (iv) has received any additional information which the Subscriber has requested.
     1.6 (a) To the extent necessary, the Subscriber has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.
     (b) The Subscriber covenants that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (ii) attend any seminar, meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.
     1.7 The Subscriber hereby acknowledges that the sale of Securities has not been reviewed by the SEC because of the Company’s representations that this sale of Securities is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Sections 3(b), 4(2) and 4(6) thereof and Regulation D promulgated under the Act. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution thereof to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.
     1.8 The Subscriber understands and hereby acknowledges that the Securities it is purchasing are characterized as “restricted securities” under federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Subscriber represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.
     1.9 The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or “blue sky”

laws. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively the, “Securities Laws”).
     1.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities indicating that such Securities have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records and issue “stop transfer” instructions to its transfer agent with respect to the restrictions on the transferability of such Securities.
     1.11 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities subscribed for hereby. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

ARTICLE 2	REPRESENTATIONS AND WARRANTIES BY COMPANY
     As a material inducement of the Subscriber to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:
     2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has full power to carry on its respective business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification.
     2.2 The execution, delivery and performance of this Subscription Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company.
     2.3 The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Articles of Incorporation or By-Laws, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a material adverse effect on the Company. This Subscription Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms.
     2.4 There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company. The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.
     2.5 No consents, filings, authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the closing.
     2.6 The Company has made available to the Subscriber each report, registration statement, and other filing (including exhibits, supplements and schedules thereto) filed with the SEC by the Company since December 31, 2005 (collectively, the “Company SEC Documents”). As of their respective filing dates, to the best of the Company’s knowledge solely with respect to information provided to the Company by the selling securityholders listed in the Company SEC Documents, the Company SEC Documents, to the best of the Company’s knowledge, complied in all material respects with the requirements of the Securities Act, and, to the best of the Company’s knowledge solely with respect to information provided to the Company by the selling securityholders listed in the Company SEC Documents, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Company SEC Document. Since the most recent filing of a Company SEC Document, there has been no circumstance, change in or effect on the Company that, individually or in the aggregate with any other circumstance, changes in or effects on the Company, is, or would reasonably be expected to be materially adverse to the assets, business, operation, condition (financial or otherwise) or results of operations of the Company.
     2.7 The Company is not obligated to pay any commission or finders fees to any persons in connection with the sale of the Securities, other than a 10.0% commission and 2.0% non-accountable expense allowance to Capital Growth Financial LLC, an NASD member firm.

ARTICLE 3	MISCELLANEOUS
     3.1 This Agreement shall not be changed, modified or amended except by a writing signed by all parties to this Agreement, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.
     3.2 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided, subject to acceptance by the Company.
     3.3 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.
     3.4 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.
     3.5 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.
     3.6 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.
     3.7 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.
     3.8 Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.
     3.9 Each party hereto hereby irrevocably and unconditionally submits to the jurisdiction of any federal or state court sitting in the County of New York in the State of New York and irrevocably agrees that all actions or proceedings arising out of or relating to this Agreement shall be litigated exclusively in such court. Each party hereto agrees not to commence any legal proceeding related hereto or thereto except in such courts. Each party hereto irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each party hereto consents to process being served in any such action or proceeding by mailing a copy thereof by registered or certified mail.
     3.10 EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY OF THE OTHER PARTIES WOULD NOT, IN THE EVENT OF LITIGATION,

SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.10.
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     IN WITNESS WHEREOF, the parties hereto signed this agreement on the date first written above.

Company: NGTV
By:
	Name:	Jay Vir
	Title:	Co-President

Subscriber:
By:
Name:
Title: